                        AGREEMENT OF JOINT FILING
                        -------------------------

   Walton Street Capital Acquisition Co. II, L.L.C., Beattie Place LLC, Metropolitan Acquisition VII, L.L.C., MAP VII Acquisition Corporation and Insignia Financial Group, Inc. hereby agree that the Statement on Schedule 13D to which this agreement is attached as an exhibit shall be filed jointly on behalf of each of them. This agreement is intended to satisfy the requirements of Rule 13d-1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended.

Dated:  April 9, 1997.                 WALTON STREET CAPITAL ACQUISITION
                                       CO. II, L.L.C.


                                       By: /s/ William Abrams
                                           ---------------------------------
                                           William Abrams
                                           Manager


                                       BEATTIE PLACE LLC
                                       By: MAP VII Acquisition Corporation,
                                           its managing member


                                       By: /s/ Jeffrey L. Goldberg
                                           ---------------------------------
                                           Jeffrey L. Goldberg
                                           Vice President


                                       METROPOLITAN ACQUISITION VII, L.L.C.
                                       By: MAP VII Acquisition Corporation,
                                           its managing member


                                       By:/s/ Jeffrey Goldberg
                                          Jeffrey Goldberg
                                          Vice President


                                       MAP VII ACQUISITION CORPORATION


                                       By:/s/ Jeffrey Goldberg
                                          Jeffrey Goldberg
                                          Vice President


                                       INSIGNIA FINANCIAL GROUP, INC.


                                       By: /s/ Frank Garrison
                                           ---------------------------------
                                           Frank Garrison
                                           Executive Managing Director